EXHIBIT 99.1

CIRCOR Reports Third-Quarter 2019 Financial Results

Burlington, MA - November 6, 2019 (as updated November 13, 2019)

CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for the Industrial, Aerospace & Defense, and Energy markets, today announced the filing of its Form 10-Q financial results for the third quarter ended September 29, 2019.

The Form 10-Q reports final results for the quarter ended September 29, 2019, updating its previously reported preliminary results for the third quarter ended September 29, 2019.

Third-Quarter 2019 Highlights

•	Results from continuing operations excluding divestitures

◦	Revenue of $237 million

◦	GAAP Loss per Share of ($1.39)

◦	Adjusted Earnings per Share of $0.63

◦	GAAP operating margin of (3.8)%

◦	Adjusted Operating Margin of 10.9% (excluding divestitures)

•	Results including Distributed Valves (consistent with guidance)

◦	Revenue of $251 million

◦	Adjusted Earnings per Share of $0.48

•	Completed divestiture of non-core Engineered Valves

•	Completed divestiture of non-core Spence and Nicholson Product lines for ~$85M

•	Announced intention to exit non-core Distributed Valves now classified as discontinued operations

•	Debt Paydown of $89 million in the quarter; $148 million YTD

•	On track to deliver 2019 and 2020 targets communicated in 18-month plan

“We had a solid third-quarter 2019 with continuing operations delivering 7% organic revenue growth and 10.9% adjusted operating margin, up 150 basis points from a year ago,” said Scott Buckhout, President and Chief Executive Officer. “Consistent with our stated strategy to exit commodity businesses, simplify the Company, and accelerate the deleveraging process, we completed divestitures of two non-core businesses and reduced our debt by $89 million during the quarter. In October, we announced our intention to sell our Distributed Valves business, in-line with our strategic shift away from upstream oil and gas and focus on more attractive end markets with enhanced growth and earnings potential.

“Our third quarter performance and outlook for the remainder of the year are in-line with the targets communicated in our 18-month plan. We remain committed to driving long-term growth, expanding margins, generating strong free cash flow, and deleveraging the Company as we drive value for shareholders,” concluded Mr. Buckhout.

Fourth-Quarter 2019 Guidance

For the fourth quarter of 2019, CIRCOR expects revenue in the range of $235 million to $248 million, and GAAP earnings per share from continuing operations in the range of $0.03 to $0.19, which reflects acquisition-related amortization expense of $(0.49), and other special and restructuring charges of $(0.24) to $(0.20). Excluding the impact of amortization and special and restructuring (charges) gains, adjusted EPS is expected to be in the range of $0.76 to $0.88 per share. The revenue and adjusted EPS exclude the results from the Company’s Distributed Valves business, which will continue to be reported as discontinued operations until a sale is completed. Presentation slides that provide supporting information to this guidance and third-quarter results are posted on the “Investors” section of the Company’s website, http://investors.circor.com, and were discussed during the conference call on November 6, 2019. The conference call is available for replay on the Company’s website.
Selected Consolidated Results (unaudited)

1.
Orders and revenue excluding divested businesses are non-GAAP measures and are calculated by subtracting the orders and revenues generated by the divested businesses during the periods prior to their divestiture from the reported orders and revenues. Divested businesses include Reliability Services (Energy), Spence/Nicholson (Industrial), and Delden (Industrial), which were sold before September 29, 2019.

2.
Adjusted Consolidated and Segment Results for Q3 2019 exclude a loss from discontinued operations of $84.7 million and non-cash acquisition-related intangible amortization, special and restructuring charges totaling $34.7 million ($40.2 million, net of tax). These charges include: (i) $12.3 million charge for non-cash acquisition-related intangible amortization and depreciation expense; (ii) $4.0 million of professional fees associated with an unsolicited tender offer to acquire all outstanding shares of the Company’s common stock; (iii) $6.7 million for restructuring-related programs across Industrial, Energy and Corporate; (iv) $11.4 million net loss associated with the sale of businesses; and (v) $0.3 million of other special and restructuring charges. Adjusted Consolidated and Segment Results for Q3 2018 exclude a loss from discontinued operations of $2.9 million and non-cash acquisition-related intangible amortization, special and restructuring charges totaling $16.5 million ($14.7 million, net of tax). These charges include: (i) $13.5 million-charge for non-cash acquisition-related intangible amortization expense and amortization of the step-up in fixed asset values and (ii) $3.0 million of other special and restructuring charges.

3.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

Use of Non-GAAP Financial Measures

Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth (and such measures further excluding divested businesses) are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner.

For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

•	We exclude the results of discontinued operations.

•
Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to September 29, 2019 were completed on January 1, 2018 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's fourth-quarter 2019 guidance, our future performance, including future growth and profitability, increase in shareholder value, realization of cost reductions from restructuring activities and expected synergies, plans to reduce our outstanding debt and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divestiture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs; and any actions of stockholders or other in response to expiration of the recent unsolicited tender offer and the cost and disruption of responding to those actions. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.

CIRCOR International, Inc. designs, manufactures and markets differentiated technology products and sub-systems for markets including oil & gas, industrial, aerospace & defense and commercial marine. CIRCOR has a diversified flow and motion control product portfolio with recognized, market-leading brands that fulfill its customers’ mission critical needs. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
David F. Mullen
Senior Vice President Finance
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC.
Condensed Consolidated Statement of Operations
(in thousands, except per share data)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 29, 2019	September 30, 2018	September 29, 2019	September 30, 2018
Net revenues	$237,052	$247,209	$721,675	$746,754
Cost of revenues	162,578	167,132	490,870	511,563
Gross profit	74,474	80,077	230,805	235,191
Selling, general and administrative expenses	60,039	68,544	190,227	211,909
Special and restructuring charges, net	23,519	2,988	19,893	11,924
Operating (loss), income	(9,084)	8,545	20,685	11,358
Other expense (income):
Interest expense, net	11,804	14,137	37,846	39,711
Other income, net	(759)	(1,580)	(2,755)	(7,079)
Total other expense, net	11,045	12,557	35,091	32,632
Loss from continuing operations before income taxes	(20,129)	(4,012)	(14,406)	(21,274)
Provision for (benefit from) income taxes	7,520	(45)	13,513	(4,434)
Loss from continuing operations, net of tax	(27,649)	(3,967)	(27,919)	(16,840)
Loss from discontinued operations, net of tax	(84,688)	(2,874)	(107,572)	(1,540)
Net loss	$(112,337)	$(6,841)	$(135,491)	$(18,380)

Basic loss per common share:
Basic from continuing operations	$(1.39)	$(0.20)	$(1.40)	$(0.85)
Basic from discontinued operations	$(4.25)	$(0.14)	$(5.41)	$(0.08)
Net loss	$(5.64)	$(0.34)	$(6.81)	$(0.93)

Diluted loss per common share:
Diluted from continuing operations	$(1.39)	$(0.20)	$(1.40)	$(0.85)
Diluted from discontinued operations	$(4.25)	$(0.14)	$(5.41)	$(0.08)
Net loss	$(5.64)	$(0.34)	$(6.81)	$(0.93)

Weighted average number of common shares outstanding:
Basic	19,916	19,843	19,898	19,829
Diluted	19,916	19,843	19,898	19,829

CIRCOR INTERNATIONAL, INC.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(UNAUDITED)

	Nine Months Ended
OPERATING ACTIVITIES	September 29, 2019	September 30, 2018
Net loss	$(135,491)	$(18,380)
Loss from discontinued operations, net of income taxes	(107,572)	(1,540)
Loss from continuing operations	(27,919)	(16,840)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	16,618	20,096
Amortization	36,023	36,805
Provision for bad debt expense	(469)	932
Loss on write down of inventory	301	2,556
Amortization of inventory fair value step-up	—	6,600
Compensation expense for share-based plans	4,200	4,146
Amortization of debt issuance costs	3,669	2,852
Loss on sale or write-down of property, plant and equipment	2,889	1,366
Loss on sale of businesses	2,707	—
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	17,413	5,520
Inventories	(11,724)	(2,903)
Prepaid expenses and other assets	(20,546)	(20,526)
Accounts payable, accrued expenses and other liabilities	(6,488)	(10,380)
Net cash provided by continuing operating activities	16,674	30,224
Net cash used in discontinued operating activities	(17,585)	(6,761)
Net cash (used in) provided by operating activities	(911)	23,463
INVESTING ACTIVITIES
Additions to property, plant and equipment	(9,519)	(14,902)
Proceeds from the sale of property, plant and equipment	99	137
Proceeds from the sale of business	163,056	—
Business acquisition, working capital consideration adjustment	—	6,300
Net cash provided by (used in) continuing investing activities	153,636	(8,465)
Net cash provided by (used in) discontinued investing activities	(2,435)	(2,058)
Net cash provided by (used in) investing activities	151,201	(10,523)
FINANCING ACTIVITIES
Proceeds from long-term debt	231,950	199,600
Payments of long-term debt	(379,897)	(186,874)
Proceeds from the exercise of stock options	106	690
Return of cash to Fluid Handling Seller	—	(61,201)
Net cash used in continuing financing activities	(147,841)	(47,785)
Net cash used in discontinued financing activities	—	—
Net cash used in financing activities	(147,841)	(47,785)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,753)	(5,154)
INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	696	(39,999)
Cash, cash equivalents, and restricted cash at beginning of period	69,525	112,293
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH AT END OF PERIOD	$70,221	$72,294

CIRCOR INTERNATIONAL, INC.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(UNAUDITED)

	September 29, 2019	December 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$69,225	$68,517
Trade accounts receivable, less allowance for doubtful accounts of $4,342 and $5,884 at September 29, 2019 and December 31, 2018, respectively	141,117	167,181
Inventories	151,744	143,682
Prepaid expenses and other current assets	89,854	71,428
Assets held for sale	29,935	197,238
Total Current Assets	481,875	648,046
PROPERTY, PLANT AND EQUIPMENT, NET	177,936	189,672
OTHER ASSETS:
Goodwill	360,304	450,605
Intangibles, net	392,515	440,281
Deferred income taxes	24,449	19,906
Assets held for sale	—	30,374
Other assets	31,052	12,728
TOTAL ASSETS	$1,468,131	$1,791,612
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$90,293	$94,715
Accrued expenses and other current liabilities	110,682	92,496
Accrued compensation and benefits	25,564	30,703
Current portion of long-term debt	—	7,850
Liabilities held for sale	17,674	58,298
Total Current Liabilities	244,213	284,062
LONG-TERM DEBT	640,884	778,187
DEFERRED INCOME TAXES	26,809	33,607
PENSION LIABILITY, NET	144,809	150,623
LIABILITIES HELD FOR SALE	—	861
OTHER NON-CURRENT LIABILITIES	36,028	15,279
COMMITMENTS AND CONTINGENCIES (NOTE 12)
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding		—
Common stock, $0.01 par value; 29,000,000 shares authorized; 19,906,263 and 19,845,205 shares issued and outstanding at September 29, 2019 and December 31, 2018, respectively	212	212
Additional paid-in capital	445,305	440,890
Retained earnings	97,728	232,102
Common treasury stock, at cost (1,372,488 shares at September 29, 2019 and December 31, 2018)	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(93,385)	(69,739)
Total Shareholders’ Equity	375,388	528,993
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,468,131	$1,791,612

CIRCOR INTERNATIONAL, INC. Summary of Orders and Backlog (in millions) UNAUDITED

	Three Months Ended		Nine Months Ended
	September 29, 2019	September 30, 2018	September 29, 2019	September 30, 2018
ORDERS (1)
Energy	$53.3	$87.1	$145.3	$239.3
Aerospace & Defense	64.0	81.5	245.5	200.8
Industrial	105.7	114.9	350.1	388.2
Total orders	$223.0	$283.6	$740.9	$828.3

BACKLOG (1)	September 29, 2019	September 30, 2018
Energy	$59.3	$121.6
Aerospace & Defense	206.9	150.6
Industrial	159.1	178.0
Total orders	$425.3	$450.2
Numbers may not add due to rounding.
Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer backlog amounts denominated in foreign currencies. Orders for the three and nine months ended September 29, 2019 include orders from businesses divested prior to September 29, 2019 of $4.8 million and $19.0 million, respectively. Orders for the three and nine months ended September 30, 2018 include orders from businesses divested of $26.2 million and $81.0 million, respectively. Divested businesses are Reliability Services (Energy), Spence / Nicholson (Industrial) and Delden (Industrial).

Note 2: Backlog include unshipped customer orders for which revenue has not been recognized. Backlog at Q3 2018 includes $21.6 million and $15.0 million for Energy and Industrial related to divested businesses. A&D Q3 2018 backlog has been adjusted to conform to current period reporting methodology.

CIRCOR INTERNATIONAL, INC. Segment Information (in thousands, except percentages) UNAUDITED

	2018					2019
As Reported	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ORDERS (1)
Energy	$85,336	$66,825	$87,146	$72,319	$311,626	$48,088	$43,982	$53,276	$145,346
Aerospace & Defense	59,793	59,441	81,533	76,702	277,469	88,107	93,405	63,968	245,480
Industrial	136,607	136,746	114,876	121,886	510,115	123,746	120,660	105,710	350,116
Total orders	$281,735	$263,012	$283,555	$270,907	$1,099,210	$259,941	$258,047	$222,954	$740,941

NET REVENUES
Energy	$64,278	$71,094	$70,718	$82,786	$288,877	$66,877	$61,752	$55,835	$184,464
Aerospace & Defense	58,477	57,500	57,757	63,283	237,017	61,240	64,694	67,621	193,555
Industrial	117,132	131,064	118,734	120,646	487,575	110,738	119,322	113,596	343,656
Total	$239,888	$259,658	$247,209	$266,715	$1,013,470	$238,855	$245,768	$237,052	$721,675

Segment Operating Income
Energy	$5,627	$10,691	$9,726	$12,735	$38,779	$9,978	$8,343	$5,286	$23,607
Aerospace & Defense	8,931	6,992	8,709	11,415	36,047	9,374	10,443	13,564	33,382
Industrial	12,946	15,037	14,609	14,748	57,340	10,787	16,138	13,953	40,878
Corporate Expenses	(7,800)	(6,450)	(8,034)	(8,004)	(30,289)	(6,705)	(6,336)	(7,209)	(20,250)
Total	$19,704	$26,269	$25,010	$30,894	$101,877	$23,433	$28,589	$25,594	$77,617

Segment Operating Margin %
Energy	8.8%	15.0%	13.8%	15.4%	13.4%	14.9%	13.5%	9.5%	12.8%
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%	16.1%	20.1%	17.2%
Industrial	11.1%	11.5%	12.3%	12.2%	11.8%	9.7%	13.5%	12.3%	11.9%
Total	8.2%	10.1%	10.1%	11.6%	10.1%	9.8%	11.6%	10.8%	10.8%

Segment Operating Margin % Excluding Divestitures (1)
Energy	11.3%	16.0%	12.6%	16.9%	14.4%	15.6%	13.5%	9.5%	13.0%
Aerospace & Defense	15.3%	12.2%	15.1%	18.0%	15.2%	15.3%	16.1%	20.1%	17.2%
Industrial	10.5%	11.3%	12.0%	11.5%	11.4%	8.7%	12.7%	12.6%	11.4%
Total	8.4%	9.9%	9.4%	11.4%	9.8%	9.5%	11.2%	10.9%	10.5%
Numbers may not add due to rounding.
(1) Divested businesses include Reliability Services (Energy), Spence/Nicholson (Industrial) and Delden (Industrial) which were sold before September 29, 2019. Engineered Valves and Distributed Valves are discontinued operations and not reflected in the As Reported figures in accordance with US GAAP.

CIRCOR INTERNATIONAL, INC. Supplemental Information Regarding Divested Businesses (in thousands) UNAUDITED

	2018					2019
Divested Businesses (1)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
ORDERS
Energy	$16,891	$18,389	$19,145	$15,451	$69,875	$4,104	$—	$—	$4,104
Industrial	9,708	9,836	7,078	11,351	37,973	4,778	5,275	4,798	14,851
Total	$26,599	$28,225	$26,223	$26,802	$107,849	$8,882	$5,275	$4,798	$18,955

NET REVENUES
Energy	$14,731	$17,419	$16,579	$16,885	$65,613	$3,106	$—	$—	$3,106
Industrial	8,816	6,317	7,123	9,762	32,017	5,366	5,198	2,891	13,456
Total	$23,547	$23,735	$23,702	$26,647	$97,630	$8,473	$5,198	$2,891	16,562

SEGMENT OPERATING INCOME
Energy	$8	$2,085	$2,905	$1,597	$6,596	$—	$—	$—	$—
Industrial	1,573	897	1,174	1,983	5,627	1,630	1,642	0	3,272
Total	$1,582	$2,982	$4,079	$3,580	$12,223	$1,630	$1,642	$—	$3,272
Numbers may not add due to rounding.
(1) Divested businesses include Reliability Services (Energy), Spence/Nicholson (Industrial) and Delden (Industrial) which were sold before September 29, 2019. Engineered Valves and Distributed Valves are discontinued operations and not reflected in the As Reported figures in accordance with US GAAP.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
Net Cash (Used In) Provided by Operating Activities	$(145)	$(465)	$24,073	$30,531	$53,994	$(22,378)	$12,339	$9,128	$(911)
LESS:
Capital expenditures, net of sale proceeds	8,141	3,563	5,119	6,534	23,357	3,689	2,995	(963)	5,721
FREE CASH FLOW	$(8,286)	$(4,028)	$18,954	$23,997	$30,637	$(26,067)	$9,344	$10,091	$(6,632)

Gross Debt
Less: Cash & Cash Equivalents	$823,665	$827,629	$831,613	$807,050	$807,050	$753,950	$748,250	$659,100	$659,100
GROSS DEBT, NET OF CASH	123,305	69,030	71,334	68,517	68,517	73,619	76,082	69,225	69,225
	$700,360	$758,599	$760,279	$738,533	$738,533	$680,331	$672,168	$589,875	$589,875

TOTAL SHAREHOLDER'S EQUITY	$592,096	$573,992	$574,171	$528,993	$528,993	$516,177	$494,899	$375,388	$375,388

GROSS DEBT AS % OF EQUITY	139%	144%	145%	153%	153%	146%	151%	176%	176%
GROSS DEBT, NET OF CASH AS % OF EQUITY	118%	132%	132%	140%	140%	132%	136%	157%	157%
Numbers may not add due to rounding.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET (LOSS) INCOME	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,384)	$(4,633)	$(18,520)	$(112,337)	$(135,491)
LESS:
Restructuring related inventory charges	473	16	—	(137)	352	325	—	(1,145)	(820)
Amortization of inventory step-up	6,600	—	—	—	6,600	—	—	—	—
Restructuring charges, net	3,424	524	1,075	825	5,848	358	299	5,038	5,695
Acquisition amortization	11,797	11,767	11,735	12,012	47,311	12,078	11,247	11,202	34,527
Acquisition depreciation	1,837	1,735	1,742	1,735	7,049	1,123	1,106	1,101	3,331
Special charges, net	3,360	1,629	1,913	6,160	13,061	(8,200)	3,916	18,481	14,196
Income tax impact	(5,798)	(4,213)	(1,857)	10,998	(870)	3,625	(2,266)	5,533	6,892
Net income (loss) from discontinued operations	3,468	(4,802)	2,874	4,498	6,038	5,728	17,156	84,719	107,603
ADJUSTED NET INCOME	$7,719	$12,556	$10,642	$15,086	$46,004	$10,404	$12,938	$12,592	$35,935

(LOSS) EARNINGS PER COMMON SHARE (Diluted)	$(0.88)	$0.30	$(0.34)	$(1.06)	$(1.99)	$(0.23)	$(0.93)	$(5.64)	$(6.81)
LESS:
Restructuring related inventory charges	0.02	—	—	(0.01)	0.02	0.02	—	(0.06)	(0.04)
Amortization of inventory step-up	0.33	—	—	—	0.33	—	—	—	—
Restructuring charges, net	0.17	0.03	0.05	0.04	0.29	0.02	0.02	0.25	0.29
Acquisition amortization	0.60	0.59	0.59	0.61	2.39	0.61	0.57	0.56	1.74
Acquisition depreciation	0.09	0.09	0.09	0.09	0.36	0.06	0.06	0.06	0.17
Special charges (recoveries), net	0.17	0.08	0.10	0.31	0.66	(0.41)	0.20	0.93	0.71
Income tax impact	(0.29)	(0.21)	(0.10)	0.55	(0.06)	0.18	(0.12)	0.28	0.33
Earnings (Loss) Per Share from discontinued operations	0.18	(0.24)	0.14	0.23	0.30	0.29	0.86	4.25	5.41
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.39	$0.63	$0.53	$0.76	$2.30	$0.52	$0.64	$0.63	$1.79
Numbers may not add due to rounding.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET (LOSS) INCOME	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,384)	$(4,633)	$(18,520)	$(112,338)	$(135,491)
LESS:
Interest expense, net	11,810	13,764	14,137	13,264	52,975	13,094	12,947	11,804	37,846
Depreciation	4,834	4,791	9,983	6,576	26,183	5,499	5,568	5,551	16,618
Amortization	14,134	13,985	8,632	12,477	49,228	12,536	11,685	11,629	35,851
Benefit from (provision for) income taxes	(3,782)	(608)	(45)	13,885	9,451	5,709	284	7,490	13,483
Loss from discontinued operations	3,468	(4,802)	2,874	4,498	6,038	5,728	17,156	84,719	107,603

EBITDA	$13,023	$33,032	$28,740	$29,695	$104,490	$37,933	$29,120	$8,857	$75,910
LESS:
Restructuring related inventory charges	473	16	—	(137)	352	325	—	(1,145)	(820)
Amortization of inventory step-up	6,600	—	—	—	6,600	—	—	—	—
Restructuring charges, net	3,424	524	1,075	825	5,848	358	299	5,038	5,695
Special recoveries (charges), net	3,360	1,629	1,913	6,160	13,061	(8,200)	3,916	18,481	14,196
ADJUSTED EBITDA	$26,880	$35,200	$31,728	$36,544	$130,351	$30,416	$33,335	$31,230	$94,982
Numbers may not add due to rounding.

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2018					2019
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
GAAP OPERATING (LOSS) INCOME	$(7,787)	$10,599	$8,545	$10,295	$21,653	$17,750	$12,020	$(9,083)	$20,687
LESS:
Restructuring related inventory charges	473	16	—	(137)	352	325	—	(1,145)	(820)
Amortization of inventory step-up	6,600	—	—	—	6,600	—	—	—	—
Restructuring charges, net	3,424	524	1,075	825	5,848	358	299	5,038	5,695
Acquisition amortization	11,797	11,767	11,735	12,012	47,311	12,078	11,247	11,202	34,527
Acquisition depreciation	1,837	1,735	1,742	1,735	7,049	1,123	1,106	1,101	3,331
Special charges (recoveries), net	3,360	1,629	1,913	6,160	13,061	(8,200)	3,916	18,481	14,196
ADJUSTED OPERATING INCOME	$19,704	$26,269	$25,010	$30,890	$101,873	$23,433	$28,589	$25,594	$77,617

GAAP OPERATING MARGIN	(3.2)%	4.1%	3.5%	3.9%	2.1%	7.4%	4.9%	(3.8)%	2.9%
LESS:	—%	—%	—%	—%	—%
Restructuring related inventory charges	0.2%	—%	—%	(0.1)%	—%	0.1%	—%	(0.5)%	(0.1)%
Amortization of inventory step-up	2.8%	—%	—%	—%	0.7%	—%	—%	—%	—%
Restructuring charges, net	1.4%	0.2%	0.4%	0.3%	0.6%	0.2%	0.1%	2.1%	0.8%
Acquisition amortization	4.9%	4.5%	4.7%	4.5%	4.7%	5.1%	4.6%	4.7%	4.8%
Acquisition depreciation	0.8%	0.7%	0.7%	0.7%	0.7%	0.5%	0.5%	0.5%	0.5%
Special charges (recoveries), net	1.4%	0.6%	0.8%	2.3%	1.3%	(3.4)%	1.6%	7.8%	2.0%
Income tax impact	—%	—%	—%	—%	—%	—%	—%	—%	—%
Net income loss from discontinued operations	—%	—%	—%	—%	—%	—%	—%	—%	—%
ADJUSTED OPERATING MARGIN	8.2%	10.1%	10.1%	11.6%	10.1%	9.8%	11.6%	10.8%	10.8%
Impact of Divestitures (1)	—%	—%	(1)%	(0.2)%	(0.3)%	(0.3)%	(0.4)%	0.1%	(0.2)%
ADJUSTED OPERATING MARGIN EXCLUDING DIVESTITURES (1)	8.4%	9.9%	9.4%	11.4%	9.8%	9.5%	11.2%	10.9%	10.5%
Numbers may not add due to rounding.